SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2006

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-11758		36-3145972
(Commission File Number)		(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

     Morgan Stanley, a Delaware corporation (the “Company”), and Morgan Stanley Capital Trust VII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on October 12, 2006 the public offering of $1,100,000,000 aggregate principal amount of the Trust’s 6.60% Capital Securities (the “Capital Securities”), representing preferred undivided beneficial interests in the assets of the Trust, pursuant to an Underwriting Agreement dated October 5, 2006, among the Company, the Trust and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., RBC Dain Rauscher Inc., HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule II thereto (the “Underwriting Agreement”). The Capital Securities were issued pursuant to an Amended and Restated Trust Agreement dated as of October 12, 2006, among the Company, The Bank of New York as property trustee, The Bank of New York (Delaware) as Delaware trustee and certain other parties named therein (the “Amended and Restated Trust Agreement”). The Capital Securities are guaranteed by the Company pursuant to a Guarantee Agreement (the “Guarantee”) between the Company and The Bank of New York, as Guarantee Trustee.

     The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in 6.60% Junior Subordinated Debentures (the “Junior Subordinated Debentures”) redeemable on January 15, 2046 (the “Scheduled Redemption Date”) or thereafter if sufficient proceeds are raised from the sale by the Company of certain replacement securities, or on October 15, 2066 if the Company is unable to raise such proceeds prior to such date. The Junior Subordinated Debentures were issued pursuant to a Junior Subordinated Indenture (the “Indenture”) dated October 12, 2006, between the Company and The Bank of New York. The Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, on a registration statement on Form S 3 (File Nos. 333-131266 and 333-131266-04) (the “Registration Statement”).

     On October 12, 2006, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Capital Securities or the Junior Subordinated Debentures on or after the Scheduled Redemption Date unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC.

     A copy of the Amended and Restated Trust Agreement, the Junior Subordinated Debentures, the Indenture and the RCC are attached as exhibits hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

     The following exhibits are filed as part of this Report on Form 8-K:

4.1	Junior Subordinated Indenture of the Company relating to the Junior Subordinated Debentures dated as of October 12, 2006, to become Exhibit 4-bbb to the Registration Statement.

4.2	Junior Subordinated Debenture, to become Exhibit 4-ccc to the Registration Statement.

4.3	Amended and Restated Trust Agreement of the Trust dated as of October 12, 2006 used in connection with the issuance of the Capital Securities (including form of Capital Securities Certificate as Exhibit D thereto), to become Exhibit 4-ddd to the Registration Statement.

5.1/8.1	Legality and Tax Opinion by Davis Polk & Wardwell relating to the Capital Securities, dated October 12, 2006, to become Exhibit 5-f and Exhibit 8-a to the Registration Statement.

99.1	Replacement Capital Covenant by the Registrant dated October 12, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date:	October 12, 2006	By:	/s/ Martin M. Cohen

			Name:	Martin M. Cohen
			Title:	Assistant Secretary